File Nos. 2-79140
                                                                        811-3564


      As Filed with The Securities and Exchange Commission February 1, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                      -----
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /_X__/

                    Pre-Effective Amendment No. ___                    /____/


                    Post-Effective Amendment No. 21                    /_X__/


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                OF 1940                                / X  /


                    Amendment No. 21                                   /_X _/


                        (Check appropriate box or boxes)


                              PIONEER MID-CAP FUND
                            (FORMERLY, PIONEER THREE)
               (Exact name of registrant as specified in charter)


                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (617) 742-7825

        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
                     (Name and address of agent for service)

It is proposed that this filing will become effective:


_X_ immediately upon filing pursuant to paragraph (b) of Rule 485


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice for its fiscal year ending September 30, 1995 on November 29, 1995.


                       CALCULATION OF REGISTRATION FEE

Title of       Amount of       Proposed        Proposed         Amount of
Securities      Shares          Maximum         Maximum        Registration
Being           Being           Offering       Aggregate           Fee
Registered    Registered      Fee Per Unit   Offering Price

Shares        694,726.00         $20.05       $13,929,256        $100.00

This calculation has been made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During its fiscal year ended September 30, 1995, the Registrant redeemed or repurchased 8,669,269 shares of beneficial interest of which 7,989,006 shares of beneficial interest were utilized by the Registrant on its Rule 24f-2 Notice filed on November 29, 1995, and 680,263 are being used herein for purposes of reducing the filing fee payable herewith under Rule 24e-2. An additional 14,463 shares being registered hereby are valued at the public offering price of $20.05 as of January 24, 1996.

This Post-Effective Amendment No. 21 to the Registration Statement of Pioneer Three, a Massachusetts business trust (the "Massachusetts Trust"), is being filed by Pioneer Mid-Cap Fund, a Delaware business trust (the "Delaware Trust"), pursuant to Rule 414(d) and Rule 485(b) under the Securities Act of 1933 as amended, for the purpose of the Delaware trust adopting the Massachusetts Trust's Registration Statement on Form N-1A. This Post-Effective Amendment will become effective at the start of business on February 1, 1996, which is the first business date that the Massachusetts Trust is reorganized as the Delaware Trust. The reorganization was approved by the shareholders of the Massachusetts Trust at a meeting held on January 23, 1996.

                            ------------------------

                       ADOPTION OF REGISTRATION STATEMENT

The Delaware Trust hereby affirmatively adopts the Registration Statement (File Nos. 2-79140 and 811-3564) of the Massachusetts Trust.

                              PIONEER MID-CAP FUND

        Cross-Reference Sheet Showing Location in Prospectus and Statemen
           of Additional Information of Information Required by Items
                            of the Registration Form


                                                       Location in
                                                       Prospectus or
                                                       Statement of
                                                       Additional
Form N-1A Item Number and Caption                      Information


1.    Cover Page.......................................Prospectus - Cover Page

2.    Synopsis.........................................Prospectus - Expense
                                                       Information

3.    Condensed Financial Information..................Not Applicable


4.    General Description of Registrant................Prospectus - Investment
                                                       Objective and Policies;
                                                       Management of the Fund;
                                                       Fund Share Alternatives;
                                                       Share Price; How to Buy
                                                       Fund Shares; How to Sell
                                                       Fund Shares; How to
                                                       Exchange Fund Shares; The
                                                       Fund


5.    Management of the Fund...........................Prospectus - Management
                                                       of the Fund


6.    Capital Stock and Other Securities...............Prospectus - Investment
                                                       Objective and Policies;
                                                       Management of the Fund;
                                                       Fund Share Alternatives;
                                                       Share Price; How to Buy
                                                       Fund Shares; How to Sell
                                                       Fund Shares; How to
                                                       Exchange Fund Shares;
                                                       Dividends, Distributions
                                                       and Taxation; The Fund

7.    Purchase of Securities Being
        Offered........................................Prospectus - Fund Share
                                                       Alternatives; Share
                                                       Price; How to Buy Fund
                                                       Shares; How to Sell Fund
                                                       Shares; How to Exchange
                                                       Fund Shares; Distribution
                                                       Plans; Shareholder
                                                       Services; The Fund

8.    Redemption or Repurchase.........................Prospectus - Fund Share
                                                       Alternatives; Share
                                                       Price; How to Buy Fund
                                                       Shares; How to Sell Fund
                                                       Shares; How to Exchange
                                                       Fund Shares; Shareholder
                                                       Services; The Fund


9.    Pending Legal Proceedings........................Not Applicable


10.   Cover Page.......................................Statement of Additional
                                                       Information - Cover Page

11.   Table of Contents................................Statement of Additional
                                                       Information - Cover Page


12.   General Information and History..................Statement of Additional
                                                       Information - Description
                                                       of Shares


13.   Investment Objectives and Policies...............Statement of Additional
                                                       Information - Investment
                                                       Policies and Restrictions

14.   Management of the Fund...........................Statement of Additional
                                                       Information - Management
                                                       of the Fund; Investment
                                                       Adviser

15.   Control Persons and Principle Holders
           of Securities...............................Statement of Additional
                                                       Information - Management
                                                       of the Fund


16.   Investment Advisory and Other
           Services....................................Statement of Additional
                                                       Information - Management
                                                       of the Fund; Investment
                                                       Adviser; Underwriting
                                                       Agreement and
                                                       Distribution Plans;
                                                       Shareholder
                                                       Servicing/Transfer Agent;
                                                       Custodian; Principal
                                                       Underwriter; Independent
                                                       Public Accountants


17.   Brokerage Allocation and Other
           Practices...................................Statement of Additional
                                                       Information - Portfolio
                                                       Transactions


18.   Capital Stock and Other Securities...............Statement of Additional
                                                       Information - Description
                                                       of Shares


19.   Purchase, Redemption and Pricing of
           Securities Being Offered....................Statement of Additional
                                                       Information - Letter of
                                                       Intention; Systematic
                                                       Withdrawal Plan;
                                                       Determination of Net
                                                       Asset Value


20.   Tax Status.......................................Statement of Additional
                                                       Information - Tax Status
                                                       and Dividends

21.   Underwriters.....................................Statement of Additional
                                                       Information -
                                                       Underwriting Agreement
                                                       and Distribution Plans;
                                                       Principal Underwriter


22.   Calculation of Performance Data..................Statement of Additional
                                                       Information - Investment
                                                       Results


23.   Financial Statements.............................Financial Statements

                                                              PIONEER LOGO
Pioneer Mid-Cap Fund
Class A, Class B and Class C Shares
Prospectus
February 1, 1996

  Pioneer Mid-Cap Fund (the "Fund") seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Any current income generated from these securities is incidental to the investment objective of the Fund.


  In order to achieve its investment objective, the Fund will invest at least 65% of its total assets in common stocks and common stock equivalents (such as convertible bonds and preferred stock) of companies with a market capitalization between $100 million and $5 billion ("Mid-Cap Companies"). The Fund may invest a portion of its assets in foreign securities. See "Investment Objective and Policies" in this Prospectus. There is, of course, no assurance that the Fund will achieve its investment objective.



  Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in the securities of mid-cap companies may offer greater capital appreciation potential than investments in large-capitalization company securities, but may be subject to greater short-term price fluctuations. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objective and Policies and Associated Risks" for a discussion of these risks.


  This Prospectus (Part A of the Registration Statement) provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in Part B, the Statement of Additional Information, also dated February 1, 1996, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareowner Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

           TABLE OF CONTENTS                                     PAGE
---------   -------------------------------------------------- --------
I.          EXPENSE INFORMATION                                    2
II.         FINANCIAL HIGHLIGHTS                                   3
III.        INVESTMENT OBJECTIVE AND POLICIES AND ASSOCIATED
            RISKS                                                  3
IV.         MANAGEMENT OF THE FUND                                 4
V.          FUND SHARE ALTERNATIVES                                6
VI.         SHARE PRICE                                            6
VII.        HOW TO BUY FUND SHARES                                 6
             Class A Shares                                        7
             Class B Shares                                        8
             Class C Shares                                        8
VIII.       HOW TO SELL FUND SHARES                               10
IX.         HOW TO EXCHANGE FUND SHARES                           11
X.          DISTRIBUTION PLANS                                    11
XI.         DIVIDENDS, DISTRIBUTIONS AND TAXATION                 12
XII.        SHAREOWNER SERVICES                                   13
             Account and Confirmation Statements                  13
             Additional Investments                               13
             Automatic Investment Plans                           13
             Financial Reports and Tax Information                13
             Distribution Options                                 13
             Directed Dividends                                   13
             Direct Deposit                                       13
             Voluntary Tax Withholding                            13
             Telephone Transactions and Related Liabilities       13
             FactFone(SM)                                         14
             Retirement Plans                                     14
             Telecommunications Device for the Deaf (TDD)         14
             Systematic Withdrawal Plans                          14
             Reinstatement Privilege (Class A Only)               14
XIII.       THE FUND                                              15
XIV.        INVESTMENT RESULTS                                    15

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


   The table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The information in the table is an estimate based on actual expenses for Class A shares for the year ended September 30, 1995. No Class B or C shares were outstanding during such period. Management fees for Class A shares have been restated to reflect (and management fees for Class B and Class C shares reflect) the maximum, basic and minimum fees payable to Pioneering Management Corporation ("PMC") under the most recently approved management contract. See "Management of the Fund." Actual management fees and total operating expenses with respect to Class A shares for the fiscal year ended September 30, 1995 were 0.46% and 0.85%, respectively, under a management contract previously in effect.


 Shareowner Transaction Expenses:                    Class A    Class B(+)   Class C(+)
 Maximum Initial Sales Charge on Purchases
   (as a percentage of offering price)               5.75%(1)      None        None
 Maximum Sales Charge on Reinvestment
   of Dividends                                      None          None        None
 Maximum Deferred Sales Charge                       None(1)       4.00%       1.00%
  (as a percentage of original purchase price
   or redemption proceeds, as applicable)
 Redemption Fee(2)                                   None             None     None
 Exchange Fee                                        None             None     None
Annual Fund Operating Expenses (As a Percentage
  of Average Net Assets):
                                                              Management Fee(3)
                                                     -----------------------------------
Class A                                               Basic       Maximum      Minimum
 Management Fee                                       .625          .825         .425
 12b-1 Fees                                            .18           .18          .18
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                                  .21           .21          .21
                                                    ---------   ----------    ----------
Total Operating Expenses                              1.02          1.22          .82
                                                    =========   ==========    ==========
Class B
 Management Fee                                       .625          .825         .425
 12b-1 Fees                                           1.00          1.00         1.00
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                                  .21           .21          .21
                                                    ---------   ----------    ----------
Total Operating Expenses                              1.84          2.04         1.64
                                                    =========   ==========    ==========
Class C
 Management Fee                                       .625          .825         .425
 12b-1 Fees                                           1.00          1.00         1.00
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                                  .21           .21          .21
                                                    ---------   ----------    ----------
Total Operating Expenses                              1.84          2.04         1.64
                                                    =========   ==========    ==========


(+) Class B and Class C shares will first be offered on February 1, 1996.
(1) Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge as further described under "How to Sell Fund Shares."
(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.
(3) The management fee paid to Pioneering Management Corporation ("PMC") consists of a basic fee of 0.625 of average net assets and a performance adjustment. The actual rate paid to PMC may be higher or lower than the basic fee. See "Management of the Fund" for additional information about the fee calculation.
 Example:
   You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                              1 Year   3 Years   5 Years   10 Years
                              -------  --------  -------- ----------
Class A Shares
 Management Fee
  Basic                        $10       $30      $ 52       $116
  Maximum                      $11       $35      $ 61       $135
  Minimum                      $ 8       $24      $ 42       $ 94
Class B Shares*
--Assuming complete
  redemption at end of
  period Management Fee
 Basic                         $59       $88      $119       $215
 Maximum                       $61       $94      $130       $237
 Minimum                       $57       $82      $109       $193
--Assuming no redemption
  Management Fee
 Basic                         $19       $58      $ 99       $215
 Maximum                       $21       $64      $110       $237
 Minimum                       $17       $52      $ 89       $193
Class C Shares
--Assuming complete
  redemption at end of
  period Management Fee
 Basic                         $29       $58      $ 99       $215
 Maximum                       $31       $64      $110       $237
 Minimum                       $27       $52      $ 89       $193
--Assuming no redemption
  Management Fee
 Basic                         $19       $58      $ 99       $215
 Maximum                       $21       $64      $110       $237
 Minimum                       $17       $52      $ 89       $193


* Class B shares convert to Class A shares eight years after purchase.

   The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.
   The example is designed for information purposes only, and should not be considered a representation of future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.
   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's imposition of a Rule 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum sales charge permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").
   The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Shares."

II. FINANCIAL HIGHLIGHTS


   The following information has been derived from financial statements which have been audited by Arthur Andersen LLP, independent public accounts, in connection with their examination of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of September 30, 1995 appears in the Fund's Annual Report which is incorporated by reference in the Statement of Additional Information. Class B and Class C shares are new classes of shares; no financial highlights exist for either Class B or Class C shares. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.



PIONEER MID-CAP FUND
For a Class A share outstanding throughout each period:

                                                   For the Year Ended September 30,
                         -----------------------------------------------------------------------------------------------------
                           1995         1994       1993       1992    1991     1990      1989       1988      1987      1986
                        ---------    ---------   ---------   ------- -------  -------   -------    -------   -------    ------
Net asset value,
  beginning of period     $19.92      $21.12      $18.03    $16.16    $12.96    $17.80    $15.09    $18.52    $16.01    $13.98
Income from investment
  operations--
Net investment income      $0.24       $0.24       $0.28     $0.33     $0.41     $0.41     $0.42     $0.30     $0.28     $0.34
Net realized and
  unrealized gain
  (loss) on investments     2.70        0.32        3.72      2.04      3.94     (3.56)     3.33     (1.91)     3.76      2.41
Total income (loss)
  from investment
  operations               $2.94       $0.56       $4.00     $2.37    $ 4.35     $3.15     $3.75    $(1.61)    $4.04     $2.75
Distribution to
  shareholders from--
Net investment income      (0.23)      (0.25)      (0.29)    (0.35)    (0.41)    (0.46)    (0.36)    (0.41)    (0.36)    (0.36)
Net realized capital
  gains                     1.15       (1.51)      (0.62)    (0.15)    (0.74)    (1.23)    (0.68)    (1.41)    (1.17)    (0.36)
Net increase
  (decrease) in net
  asset value             $ 1.56      $(1.20)     $ 3.09    $ 1.87    $ 3.20   $ (4.84)    $2.71    $(3.43)    $2.51     $2.03
Net asset value, end
  of period               $21.48      $19.92      $21.12    $18.03    $16.16   $ 12.96    $17.80    $15.09    $18.52    $16.01
Total return*              16.24%       2.62%      22.82%    15.05%    35.80%   (19.39%)   26.32%    (6.00%)   27.50%    20.40%
Ratio of net operating
  expenses to average
  net assets                0.85**      0.86%       0.84%     0.85%     0.74%     0.71%     0.72%     0.76%     0.68%     0.71%
Ratio of net
  investment income to
  average net assets        1.18**      1.19%       1.43%     1.85%     2.72%     2.58%     2.56%     2.15%     1.74%     2.41%
Portfolio turnover
  rate                        19%         15%         18%       12%        5%       14%       16%       12%       23%       24%
Net assets end
  of period
  (in thousands       $1,082,154  $1,017,233  $1,019,059  $779,631  $692,344  $562,343  $752,135  $616,953  $734,300  $543,173


  *Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

** Ratios include expenses paid through certain expense offset arrangements. Exclusion of such offset arrangements had no impact on these ratios.


III. INVESTMENT OBJECTIVE AND POLICIES
AND ASSOCIATED RISKS


   The investment objective of the Fund is to seek capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

   The Fund is managed in accordance with the value philosophy of PMC. This approach consists of developing a diversified portfolio of securities consistent with the Fund's investment objective and selected primarily on the basis of PMC's judgment that the securities have an underlying value, or potential value, which exceeds their current prices. The analysis and quantification of the economic worth, or basic value, of individual companies reflects PMC's assessment of a company's assets and the company's prospects for earnings growth over the next 1-1/2- to-3 years. PMC relies primarily on the knowledge, experience and judgment of its own research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.


   Under normal circumstances, at least 65% of the Fund's total assets are invested in common stocks of companies with a market capitalization of between $100 million and $5 billion determined at the time the security is purchased. The Fund's investments in common stock include common stock equivalents, that is, securities with common stock characteristics such as convertible bonds and preferred stocks. While Mid-Cap Company securities may offer a greater capital appreciation potential than investments in large-cap company securities, they may also present greater risks. Mid-Cap Company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than large-cap company securities and, as a result, they may experience more abrupt and erratic price movements.


   A convertible security is a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. The Fund may invest in investment grade debt securities, that is, securities rated "BBB" or higher by Standard & Poor's Ratings Group or the equivalent rating of other ranking agencies. If the rating of a security falls below investment grade, management will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. See the Statement of Additional Information for a discussion of rating categories.

   While there is no requirement to do so, the Fund intends to limit investments in foreign securities to no more than 10% of its assets and to limit investments in readily tradable securities of real estate investment trusts ("REITS") to no more than 5% of assets. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves risks similar to those associated with investing in mid-cap companies. Any current income produced by a security is not a significant factor in the selection of investments. The Fund's portfolio may include a number of securities which are owned by other equity mutual funds managed by PMC. See "Portfolio Transactions" in the Statement of Additional Information for more information.


   The Fund's fundamental investment objective and the fundamental investment restrictions set forth in the Statement of Additional Information may not be changed without shareowner approval. Certain other investment policies, strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These non-fundamental investment policies, strategies and restrictions may be changed at any time by a vote of the Board of Trustees.

   It is the policy of the Fund not to engage in trading for short-term profits. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions.

   The Fund intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Fund may hold a portion of its investments in cash and cash-equivalents. For temporary defensive purposes, however, the Fund may invest up to 100% of its assets in short- term investments. The Fund will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that PMC believes there to be extraordinary risks in being substantially invested in common stocks. A short-term investment is considered to be an investment with a maturity of one year or less from the date of issuance. Short-term investments will not normally represent more than 10% of the Fund's assets.


   The Fund may enter into repurchase agreements, not to exceed seven days, with broker-dealers and any member bank of the Federal Reserve System. The Board of Trustees of the Fund will review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. Such repurchase agreements will be fully collateralized with United States ("U.S.") Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.


   The Fund may invest in securities issued by companies located in foreign countries. Investing in securities of foreign companies involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends or interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to dividends or interest paid to the Fund by domestic companies. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

   The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund.

IV. MANAGEMENT OF THE FUND


   The Board of Trustees of the Fund has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Fund.

   Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly- owned subsidiary of PGI, is the principal underwriter of the Fund.

   John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus.

   Each domestic equity portfolio managed by PMC, including this Fund, is overseen by an Equity Committee, which consists of PMC's most senior equity professionals, and a Portfolio Management Committee, which consists of PMC's domestic equity portfolio managers. Both committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each Pioneer mutual fund. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Day-to-day management of the Fund's investments has been the responsibility of Robert W. Benson since December 1986. Mr. Benson is Vice President of the Fund and Senior Vice President of PMC. Mr. Benson joined PMC in 1974.

   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

   Under the terms of its contract with the Fund, PMC serves as the Fund's manager and investment adviser subject to the supervision of the Fund's Trustees. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) taxes and other governmental charges, if any; (b) interest on borrowed money, if any; (c) legal fees and expenses; (d) auditing fees; (e) insurance premiums; (f) dues and fees for membership in trade associations; (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the SEC, individual states, territories and foreign jurisdictions and of preparing reports to government agencies; (h) fees and expenses of Trustees not affiliated with or interested persons of PMC; (i) fees and expenses of the custodian, dividend disbursing agent, transfer agent and registrar; (j) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (k) costs of reports to shareholders, shareholders' meetings and Trustees' meetings; (l) the cost of certificates representing shares of the fund; (m) fund accounting, pricing and appraisal charges and related overhead; and (n) distribution fees in accordance with Rule 12b-1. The Fund also pays all brokerage commissions and any taxes or other charges in connection with its portfolio transactions.

   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Fund or other Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.


Management Fee

   As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.625% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.


Computing the Performance Fee Adjustment. The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Standard and Poors Mid-Cap 400 Index of mid-capitalization stocks (the "Index") over the same period. The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of |m;10) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is |m;0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

   The Fund's performance is calculated based on its net asset value per share. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

   Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.


Phase-In Of Performance Fee Arrangements. The Fund's current management contract with PMC became effective February 1, 1996. Under the terms of the contract, for the period beginning February 1 and ending June 30, 1996, the Fund would pay PMC fees at the following annual rates, which are the same as those under the contract previously in effect: 0.50% on average net assets up to $250 million, 0.48% on the next $50 million in net assets and 0.45% on net assets exceeding $300 million. For the period beginning July 1 and ending December 31, 1996, the Basic Fee will take effect but a performance adjustment will only be made if this will result in a lowering of the basic fee. For periods after January 1, 1997, the performance adjustment will be made as described above.

   The performance period initially used for calculating any performance adjustment to the Basic Fee will begin on February 1, 1996 and will increase by each succeeding month until a total of 36 months has been reached.

Thereafter, the performance period will consist of the current month and the prior 35 months as described above.


   The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.


V. FUND SHARE ALTERNATIVES

   The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

   Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

   Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

   Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

   Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

   Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSC's and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE


   Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the Exchange is open, as of the close of regular trading on the Exchange.


   Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.


VII. HOW TO BUY FUND SHARES

   You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.


   The minimum initial investment is $1,000 for Class A, B and C shares, except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; and no sales charge or minimum investment requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and C shares except that the subsequent minimum investment amount for Class B and C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.

   Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to IRA accounts but may not be available to other types of retirement plan accounts. Call PSC for more information.

   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.


   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares


   You may buy Class A shares at the public offering price, as follows:



                                      Sales Charge as a % of        Dealer
                                    ---------------------------   Allowance
                                                       Net        as a % of
                                      Offering       Amount        Offering
        Amount of Purchase              Price       Invested        Price
 ----------------------------------  ------------ ------------- -------------
Less than $50,000                       5.75%         6.10%          5.00%
$50,000 but less than $100,000          4.50          4.71           4.00
$100,000 but less than $250,000         3.50          3.63           3.00
$250,000 but less than $500,000         2.50          2.56           2.00
$500,000 but less than $1,000,000       2.00          2.04           1.75
$1,000,000 or more                       -0-            -0-        see below


   No sales charge is payable at the time of purchase on investments of $1 million or more, or for investments by certain group plans ("Group Plans"), but for such investments a contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of a redemption of Class A shares within 12 months of purchase. See "Redemptions and Repurchases" below. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1.00% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's shares through such dealer.

   The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.


   Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans with 100 or more participants or at least $500,000 in plan assets ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value per share without a sales charge to state-sponsored Optional Retirement Program participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each partici-pant contribution. Information about such arrangements is available from PFD.

   Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI, its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as an investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker- dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

   Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated thirteen-month period by completing the "Letter of Intention" section of the Account Application. Information about the "Letter of Intention" procedure, including its terms, is contained on the back of the Account Application as well as in the Statement of Additional Information. Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

   You may buy Class B shares at net asset value without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

 Year Since                   CDSC as a Percentage of Dollar
Purchase                          Amount Subject to CDSC
---------------------------  ---------------------------------
First                                       4.0%
Second                                      4.0%
Third                                       3.0%
Fourth                                      3.0%
Fifth                                       2.0%
Sixth                                       1.0%
Seventh and thereafter                      none


   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

   You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

   For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

   The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an Individual Retirement Account ("IRA"), 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

   The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer- sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment,
(iv) in the form of a loan to a participant in a plan which permits loans, or
(v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


   The CDSC on Class B and Class C shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareowner's account.


Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.



General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

   You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

   You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

   (bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing).
            Call 1-800-622-0176 for more information.

   (bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.


   Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


   In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

   (bullet) you wish to sell over $50,000 worth of shares,

   (bullet) your account registration or address has changed within the last
            30 days

   (bullet) the check is not being mailed to the address on your account
            (address of record),

   (bullet) the check is not being made out to the account owners, or

   (bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

   Your request should include your name, the Fund's name, your Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

   Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record owner(s) exactly as the shares are registered and, if required, the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.


   By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to the bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800- 225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


   Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

   Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

   CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable with respect to purchases of Class A shares by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES


   Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


   Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each voice-requested or FactFone(SM) telephone exchange request will be recorded.
You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

   Automatic Exchanges. You may automatically exchange shares from one Pioneer account for shares of the same Class in another Pioneer account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.

   General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer account opened through an exchange must have a registration identical to that on the original account.

   Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

   Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

   The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.

   Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker- dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass- Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's aver-age daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

   Both the Class B Plan and the Class C Plan provide that the Fund will compensate PFD by paying a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its Class B and Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

   Commissions of 4% of the amount invested in Class B shares, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the purchase price with respect to such shares.

   Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the purchase price with respect to such shares.

   Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareowner accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

   The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually. Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

   The Fund's policy is to pay to shareholders dividends from net investment income, if any, twice each year during the months of June and December and to make distributions from net long-term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; distributions from income and/or capital gains may also be made at such times as may be necessary to avoid federal income or excise tax. Dividends from the Fund's net investment income, net short-term capital gains, and certain net foreign exchange gains are taxable as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareowner takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

   Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the corporate dividends-received deduction for corporate shareholders, subject to minimum holding-period requirements and debt-financing restrictions under the Code.

   The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield on those investments. The Fund does not expect to qualify to pass such taxes and any associated tax deductions or credits through to its shareholders.

   Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareowner's correct taxpayer identification number and certification that the number is correct and the shareowner is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

XII. SHAREOWNER SERVICES

   PSC is the shareowner services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly- owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

   PSC maintains an account for each shareowner and all transactions of the shareowner are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer account.

   Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions, and newsletters.

Additional Investments

   You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

   Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of the Exchange on the day of receipt.

Automatic Investment Plans

   You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the Plan at any time without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

   As a shareowner, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

   Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

Directed Dividends

   You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in a second Pioneer fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

   If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

   You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities

   Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 8:00 p.m. Eastern time on weekdays. Computer-assisted transactions are available to shareholders who have pre- recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "Share Price" for more information. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number
(PIN) for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

   FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your personal identification number ("PIN"). Telephone purchases and redemptions require the establishment of a bank account of record.
You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

   You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

   If you have a hearing disability and you own TDD keyboard equipment, you can call our TDD number toll-free at 1-800- 225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans


   If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals will be limited to 10% of the value of the account if a CDSC is applicable. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.


   You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

   If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinvestment occurs. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

   The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                           ---------------------------

   The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND

   The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust on January 31, 1996. Prior to that time the Fund operated as a Massachusetts business trust, initially reorganized as such on January 31, 1985. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareowner at the then current net asset value per share. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareowner meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

   The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareowner approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

   In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareowner of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareowner request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.

XIV. INVESTMENT RESULTS

   The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

PIONEER LOGO
Pioneer Mid-Cap Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
ROBERT W. BENSON, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions .................................. 1-800-225-6292
FactFone(SM)
 Automated fund yields and prices,
 account information and computer transactions................ 1-800-225-4321

Retirement plans ............................................. 1-800-622-0176
Toll-free fax ................................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD) ................. 1-800-225-1997


0196-3006
(C)Pioneer Funds Distributor, Inc.

                              PIONEER MID-CAP FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       Class A, Class B and Class C Shares

                                February 1, 1996

This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus, dated February 1, 1996. A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1- 800-225-6292 or by written request to Pioneer Mid-Cap Fund (the "Fund") at 60 State Street, Boston, Massachusetts 02109.

                                TABLE OF CONTENTS
                                                                         Page

 1.  Investment Policies and Restrictions............................      2
 2.  Management of the Fund..........................................     11
 3.  Investment Adviser..............................................     15
 4.  Underwriting Agreement and Distribution Plans...................     16
 5.  Shareholder Servicing/Transfer Agent............................     18
 6.  Custodian.......................................................     18
 7.  Principal Underwriter...........................................     19
 8.  Independent Public Accountants..................................     19
 9.  Portfolio Transactions..........................................     19
10.  Tax Status and Dividends........................................     21
11.  Description of Shares...........................................     24
12.  Certain Liabilities.............................................     25
13.  Letter of Intention.............................................     26
14.  Systematic Withdrawal Plan......................................     26
15.  Determination of Net Asset Value................................     27
16.  Investment Results..............................................     28
17.  Financial Statements............................................     30
     Appendix A......................................................   A-31
     Appendix B......................................................   B-42



                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1. INVESTMENT POLICIES AND RESTRICTIONS

The Fund's current prospectus (the "Prospectus") presents the investment objective and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below.

The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.

Lending of Portfolio Securities

The Fund may lend  portfolio  securities  to member  firms of the New York Stock
Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 5% of the value of the Fund's total assets.

Forward Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted on a spot, i.e., cash basis, at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to deal in forward foreign currency exchange contracts involving currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of their portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions, and the Fund will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. The Fund will not enter into speculative forward foreign currency contracts.

If the Fund enters into a forward contract to purchase foreign currency, the custodian bank will segregate cash or high grade liquid debt securities in a separate account in an amount equal to the value of the total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level they anticipate. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

Real Estate Investment Trusts and Associated Risk Factors

The Fund may invest up to 5% of its assets in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in mid capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, mid capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

Other Policies and Risks


It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the staff of the Securities and Exchange Commission (the "Commission"), investments are deemed to be concentrated in a particular industry if such investments constitute 25% or more of the Fund's total assets. The 1940 Act provides that the policy of the Fund with respect to concentration is a fundamental policy.


Investment Restrictions

Fundamental Investment Restrictions. The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:


         (1)......Issue  senior  securities,  except as  permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.


         (2)......Borrow  money,  except  from banks as a  temporary  measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements and dollar rolls) exceed 10% of the Fund's total assets.

         (3)......Guarantee  the securities of any other company, or , mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         (4)......Purchase  securities of a company if the purchase would result in the Fund's having more than 5% of the value of its total assets invested in securities of such company.

         (5)......Purchase  securities of a company if the purchase would result in the Fund's owning more than 10% of the outstanding voting securities of such company.

         (6)......Act  as an  underwriter,  except  as it  may  deemed  to be on underwriter in a sale of restricted securities held in its portfolio.

         (7)......Make  loans,  except by purchase of debt  obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.


         (8)......Invest  in real estate,  commodities  or commodity  contracts, except that the Fund may invest in real estate investment trusts and in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder


         (9)......Purchase  securities  on "margin" or effect " short  sales" of securities.

The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) above, during the coming year.

Non-fundamental Investment Restrictions.

It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the Commission, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. Government securities. The Fund has agreed to abide by the foregoing non-fundamental policy which it will not change without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.

The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

The Fund may not:

         (1) purchase or retain the securities of any company if officers of the Fund or Trustees of the Fund, or officers and directors of its adviser or principal underwriter, individually own more than one-half of 1% of the securities of such company or collectively own more than 5% of the securities of such company; or

         (2) invest in securities of other registered investment companies, except by purchases in the open market including only customary brokers' commissions, and except as they may be acquired as part of a merger, a consolidation or an acquisition of assets; or

         (3) purchase (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets would be invested in securities described in (a), (b), and (c) above.

In addition, in connection with the offering of its shares in various states, the Fund has agreed not to: (1) invest in puts, calls, straddles, spreads or any combination thereof, or in oil, gas or other mineral exploration or development leases or programs; (2) invest more than 5% of its assets in equity securities of any issuer which are not readily marketable, i.e., securities for which a bona fide market does not exist at the time of purchase or subsequent valuation;
(3) pledge its portfolio securities, unless its net assets less pledged securities continues to amount to at least 90% of the offering price; (4) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on the New York or American Stock Exchanges; and (5) invest in real estate limited partnerships.


2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

JOHN F. COGAN,  JR.*,  Chairman of the Board,  President and Trustee,  DOB: June
1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie
Goldfields  Limited;   Chairman  of  the  Supervisory  Board  of  Pioneer  Fonds
Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
       Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
       Founding Director, Winthrop Group, Inc (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
       Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944
       Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
       Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
       Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
       Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
       Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
       General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and .formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner.

ROBERT W. BENSON, Vice President,  DOB:  April 1947
         Senior Vice President of PMC

         Each of the above (except Mr. Benson) is also an officer and/or Trustee or Director of the Pioneer mutual funds listed below. The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                              Investment           Principal
Fund Name                                       Adviser           Underwriter

Pioneer International Growth Fund                 PMC                 PFD
Pioneer Europe Fund                               PMC                 PFD
Pioneer Emerging Markets Fund                     PMC                 PFD
Pioneer India Fund                                PMC                 PFD
Pioneer Capital Growth Fund                       PMC                 PFD
Pioneer Mid-Cap Fund                              PMC                 PFD
Pioneer Growth Shares                             PMC                 PFD
Pioneer Small Company Fund                        PMC                 PFD
Pioneer Gold Shares                               PMC                 PFD
Pioneer Equity-Income Fund                        PMC                 PFD
Pioneer Fund                                      PMC                 PFD
Pioneer II                                        PMC                 PFD
Pioneer Real Estate Shares                        PMC                 PFD
Pioneer Short-Term Income Trust                   PMC                 PFD
Pioneer America Income Trust                      PMC                 PFD
Pioneer Bond Fund                                 PMC                 PFD
Pioneer Income Fund                               PMC                 PFD
Pioneer Intermediate Tax-Free Fund                PMC                 PFD
Pioneer Tax-Free Income Fund                      PMC                 PFD
Pioneer New York Triple Tax-Free Fund             PMC                 PFD
Pioneer Massachusetts Double Tax-Free Fund        PMC                 PFD
Pioneer California Double Tax-Free Fund           PMC                 PFD
Pioneer U.S. Government Money Fund                PMC                 PFD
Pioneer Cash Reserves Fund                        PMC                 PFD
Pioneer Interest Shares, Inc.                     PMC               Note 1
Pioneer Variable Contracts Trust                  PMC               Note 2

Note 1    This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

To the knowledge of the Fund, no officer or trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI on the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 15% of such shares.

                      Compensation of Officers and Trustees


The Fund pays no salaries or compensation to any of its officers. Commencing on October 1, 1996, each series of the Fund will pay an annual trustee's fee to each Trustee who is not affiliated with PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund, estimated to be approximately $4,444 for 1996. In addition, the Fund will pay a per meeting fee of $120 to each Trustee who is not affiliated with PMC, PFD or PSC. The Fund also will pay an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. The Audit Committee fees for each member and the audit Committee Chair for 1996 are expected to be approximately $6,000 and $12,000, respectively. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 10% of the annual trustee's fee. The Pricing Committee fees for each member and the Pricing Committee Chair for 1996 are expected to be approximately $3,000 and $6,000, respectively. Any such fees paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Fund under its Management Contract. In 1995, the Fund paid an annual trustee's fee of $6,000, and a payment of $500 plus expenses per meeting attended, to each Trustee who was not affiliated with PMC, PFD or PSC and paid an annual trustee's fee of $500 plus expenses to each Trustee affiliated with PMC, PFD or PSC. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC were reimbursed to the Fund under its management contract. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding securities of the Fund. As of such date, to the knowledge of the Fund, no person owned more than 5% of the outstanding shares of the Fund.


The following table sets forth certain information with respect to the compensation of each Trustee of the Fund for the fiscal year ending September 30, 1995:


                                                 Pension or
                                                Retirement          Total
                                                  Benefits       Compensation
                                Aggregate        Accrued as      from Fund and
                              Compensation         Part of      Pioneer Family
Name of Trustee             from the Fund*    Fund's Expenses     of Funds**

John F. Cogan, Jr.          $    500.00           $ 0           $   11,000.00
Richard H. Egdahl, M.D.        6,715.00             0           $   63,315.00

Margaret B.W. Graham           6,715.00             0           $   62,398.00
John W. Kendrick               6,715.00             0           $   62,398.00
Marguerite A. Piret            7,978.50             0           $   76,704.00
David D. Tripple                 500.00             0           $   11,000.00
Stephen K. West                7,418.00             0           $   68,180.00
John Winthrop                  7,682.00             0           $   71,199.00
                              -----------           -               ---------
                            $ 44,223.50             0           $  426,194.00


+ PMC fully reimburses the Fund and the other funds in the Pioneer Family of Funds for compensation paid to Messrs. Cogan and Tripple.
*    As of Fund's fiscal year end.
** Estimated as of December 31, 1995 (calendar year end for all Pioneer mutual funds).

3. INVESTMENT ADVISER

The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. A description of the services provided to the Fund under its management contract and the expenses paid by the Fund under the contract is set forth in the Prospectus under the caption "Management of the Fund."

The term of the management contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on such renewal. The contract terminates if assigned and may be terminated without penalty by either party upon sixty days' written notice by vote of the Board of Directors or Trustees or a majority of the outstanding voting securities. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.

As compensation for its management services and expenses incurred, and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a basic fee of 0.625% of the Fund's average daily net assets (the "Basic Fee"). One twelfth (1/12) of this annual Basic Fee is applied to the Fund's average net assets for the current month, giving a dollar amount which is the monthly fee.

Performance Fee Adjustment


The Basic Fee is subject to an upward or downward adjustment, depending on whether and to what extent, the investment performance of the fund for the performance period exceeds, or is exceeded by, the record of the Standard and Poors Mid-Cap 400 Index of mid-capitalization stocks (the "Index") over the same period. The Index is comprised of 400 domestic stocks chosen for market size, with company market capitalization ranging from $118 million to $7.487 billion, liquidity and industry group representation. It is a market-value weighted index and was the first benchmark of midcap stock price movements. The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.02%. The maximum annualized adjustment rate is +/- 0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.


The Fund's performance is calculated based on net asset value. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities whose securities comprise the Index.

Application of Performance Adjustment

The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

                  Investment Performance *            Cumulative Change

                  First Day     End of Period       Absolute    Percentage
                                                                  Points

Fund                $ 10           $ 13               +$ 3        + 30%
Index                100            123               + 23        + 23%

* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on securities which comprise the Index are treated as if reinvested on the ex-dividend date.

The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: One-twelfth of the Basic Fee of 0.625% would be applied to the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.02% producing a rate of 0.14%. One-twelfth of this rate is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the
dollar  amount  calculated  for  the  performance   period.  If  the
investment performance of the Fund during the performance period was exceeded by the record of the Index, the dollar amount of performance adjustment would be deducted from the Basic Fee.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Phase-In of Performance Adjustment

For the period starting February 1, 1996 and ending June 30, 1996, the management fee shall be paid at the annual rate of 0.50% of average net assets up to $250 million, 0.48% of the next %50 million in net assets and 0.45% on the net assets exceeding $300 million. Based upon the Fund's expected net assets, this fee schedule is expected to result in an effective fee rate of approximately 0.46% for such period. Because the performance adjustment operates on a prospective basis only, neither investment results nor average assets from periods prior to February 1, 1996 will be considered in the initial implementation of the performance based fee. Additionally, no performance adjustment increasing the Basic Fee will be made until a 12 month performance record, starting in January 1997, has accrued. A performance adjustment that would have the effect of lowering the Basic Fee will be made after a 6 month performance record, starting in February 1996, has accrued.

Accordingly, starting with July 1996, the Basic Fee will take effect and will be adjusted for the relative performance of the Fund and the record of the Index from February 1, 1996 onward if such adjustment would have the effect of lowering the Basic Fee. The application of a negative adjustment will continue through December 31, 1996. Starting with January, 1997, the Basic Fee will be adjusted to reflect both increases and decreases based upon the Fund's relative performance relative to the Index from February 1, 1996 onward.

The performance adjustment will be applied against assets over the same period of performance and thereafter a new month will be added to the period for purposes of measuring performance and the average assets until the period equals 36 months. After 36 months have elapsed from February 1, 1996, the performance period will consist of the most recent month plus the previous 35 months.

During its fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid or owed total management fees to PMC of approximately $4,295,000, $4,801,000 and $4,701,000 pursuant to a management contract previously in effect under which fees were paid at the annual rate of 0.50% of the average net assets up to $250 million., 0.48% of the next 50 million in assets and 0.45% on the net assets exceeding $300 million.

4. UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

The Fund entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear expenses for the distribution of the Fund's shares, except for expenses incurred by PFD for which it is reimbursed by the Fund under the Plan. PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans").

Class A Plan

Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in each Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A.

Class B Plan

The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distributions Plans" in the Prospectus.)

Class C Plan

The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the amount invested with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related
expenses,   including,   without  limitation,  the  cost  necessary
to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.)

General

In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and their current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

During the fiscal year ended September 30, 1995, the Fund incurred distribution fees pursuant to the Fund's Class A plan of approximately $1,799,000. No Class B or Class C shares were outstanding during this period. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

5. SHAREHOLDER SERVICING/TRANSFER AGENT

The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party upon ninety days' written notice by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities.

Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii)distributing dividends and capital gains associated with Fund portfolio accounts; and (iii)maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $22.00 for each Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its cash out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.

6. CUSTODIAN

Brown Brothers Harriman & Co. (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

7. PRINCIPAL UNDERWRITER

PFD serves as the principal underwriter for the Fund in connection with the continuous offering of the Class A, Class B and Class C shares of the Fund. During the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995 net underwriting commissions paid to PFD in connection with the offering of Class A shares of the Fund were, respectively, approximately $3,535,000, $2,714,000 and $1,409,000. Commissions reallowed to dealers during the same periods were approximately $3,141,000, $2,359,000 and $1,224,000.

The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger, or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale;

(iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv)the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or the Nasdaq National Market.

8. INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's management contract. In selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

During the fiscal  years  ended  September  30,  1993,  September  30,  1994 and
September  30,  1995  the  Fund  paid  aggregate   brokerage  and   underwriting
commissions of approximately $1,786,000, $494,000 and $857,000 .

10. TAX STATUS AND DIVIDENDS

It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets, and the timing of its distributions. If the Fund meets all such requirements and distributes to its shareholders at least annually all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

In order to qualify under Subchapter M, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other investments held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain diversification and income distribution requirements.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains are taxable as ordinary income, whether received in cash or in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than 3 months for purposes of the 30% test, and may under future Treasury regulations produce income not among the types of "qualifying income" for purposes of the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1)in the case of a reinvestment at net asset value, the sales charge paid on such shares is not included in their tax basis under the Code and
(2)in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is educed pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the same Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to such Fund and are not expected to be distributed as such to shareholders.

Options written or purchased and futures contracts entered into by the Fund on certain securities, securities indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been closed out or disposed of and may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options, futures and forward contracts on foreign currency may be subject to Section 988, described above, and accordingly produce ordinary income or loss. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and loss and hence of its distributions to shareholders. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.

For purposes of the 70% dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding-period reductions from certain hedging or other transactions that diminish risk of loss, with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that its shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is not subject to Massachusetts corporation franchise or excise taxes and, provided that it qualifies as a regulated investment company under the Code, also will not be required to pay any Massachusetts income tax.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that their Social Security or other Taxpayer Identification Number is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address the special tax rules applicable to particular types of investors, such as banks, insurance companies, or tax-exempt entities. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund.

11. DESCRIPTION OF SHARES

The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A shares, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders  are  entitled  to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the

Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.


12. CERTAIN LIABILITIES


The Fund (previously named Pioneer Three) was previously organized as a Massachusetts business trust and was reorganized as a Delaware business trust on January 31, 1996, pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Fund. As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated January 31, 1996. A copy of the fund's Certificate of Trust, also dated January 31, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.


To guard against this risk, the Declaration of Trust (I) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.  LETTER OF INTENTION

Purchases in the Class A shares of the Fund of $50,000 or more (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in each Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Class A shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all the shares of record he holds in the Fund and in all other Pioneer mutual funds as of the date of the Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A shares to be purchased under the Letter of Intention.

The Letter of Intention authorizes PSC to escrow Class A shares having a purchase price equal to 5% of the stated investment specified in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should carefully read the provisions of the Letter of Intention set forth in the Account Application before signing.

14. SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by him monthly or quarterly. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the SWP is implemented.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the Plan account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.


SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

The SWP may be terminated at any time (1)by written notice to PSC or from PSC to the shareholder; (2)upon receipt by PSC of appropriate evidence of the shareholder's death; or (3)when all shares under the Plan have been redeemed.

15.  DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption.


The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to a class, and dividing it by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

Securities that have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (excluding those whose trading has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.


16. INVESTMENT RESULTS

Quotations, Comparisons, and General Information

From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the

Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poors Mid-Cap 400 Index (described above);the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or The Frank Russell Indexes ("Russell 1000," "2000," "2500," "3000,") or the Wilshire Total Market Value Index ("Wilshire 5000"), two recognized unmanaged indexes of broad based common stocks.

In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since such Fund's inception.

In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

The Fund's average annual total return quotations for each of its classes as that information may appear in the Fund's Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the Commission.

Standardized Average Annual Total Return Quotations

Average annual total return quotations for Class A, Class B and Class C shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n = ERV

Where:            P        =   a hypothetical  initial  payment of $1,000,  less
                               the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period.

                  T        =   average annual total return

                  n        =   number of years

                  ERV      =   ending redeemable value of the hypothetical $1000
                               initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.


         The average annual total return for the Class A shares of the Fund for the one-year, five-year, ten-year and life-of-fund (inception November 19, 1982) periods ended September 30, 1995 were 9.53%, 16.62%, 12.24% and 12.93%. No Class B or Class C shares were outstanding prior to February 1, 1996.

Automated Information Line

FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         o       net asset value prices for all Pioneer mutual funds;

         o       annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with Commission mandated standard formulas.

In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

All  performance  numbers   communicated   through  FactFoneSM   represent  past
performance, and figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

17.  FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended September 30, 1995 and the Report of Independent Public Accountants included in this Statement of Additional Information have been included in reliance upon the report of Arthur Andersen, LLP, independent public accountants, as experts in accounting and auditing. The report of Independent Accountants and financial statements included in the Fund's Annual Report for the fiscal year ended September 30, 1995, filed electronically on November 29, 1995, are incorporated by reference into this Statement of Additional Information. The financial highlights table in the Prospectus and the financial statements incorporated by reference into the Prospectus and Statement of Additional Information have been so included and incorporated in reliance upon the report of Arthur Andersen, LLP, independent public accountants, given on their authority as experts in accounting and auditing.

                                   APPENDIX A


                          Description of Bond Ratings1

                        Moody's Investor's Service, Inc.2

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

2 Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                                                             Pioneer Mid-Cap Fund

    Date      Initial        Offering Price      Sales Charge    Shares Purchased      Net Asset Value   Initial Net Asset
             Investment                           Included                                Per Share           Value

  11/19/82       $10,000        $10.61             5.75%              942.507              $10.00             $9,425


                                                    Dividends and Capital Gains Reinvested


                                                                 Value of Shares

   Date        From Investment       From Cap. Gains         From Dividends       Total Value
                                        Reinvested             Reinvested

 12/31/82           $9,425                  $0                     $0               $9,425
 12/31/83          $11,941                 $161                   $140              $12,242
 12/31/84          $12,055                 $335                   $438              $12,828
 12/31/85          $14,194                 $803                   $917              $15,914
 12/31/86          $14,307                $2,094                 $1,295             $17,696
 12/31/87          $11,414                $3,381                 $1,502             $16,297
 12/31/88          $13,874                $5,060                 $2,251             $21,185
 12/31/89          $15,108                $7,311                 $3,100             $25,519
 12/31/90          $12,055                $7,039                 $3,119             $22,213
 12/31/91          $15,919                $9,579                 $4,813             $30,311
 12/31/92          $18,190               $12,106                 $6,099             $36,395
 12/31/93          $19,416               $15,856                 $7,012             $42,284
 12/31/94          $16,984               $16,297                 $6,612             $39,893
 12/31/95          $18,407               $21,522                 $7,673             $47,602



                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million.
The Russell 30000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account

Dec 1925        N/A      N/A      N/A     N/A      N/A
Dec 1926        N/A      N/A      N/A     N/A      N/A
Dec 1927        N/A      N/A      N/A     N/A      N/A
Dec 1928        N/A      N/A      N/A     N/A      N/A
Dec 1929        N/A      N/A      N/A     N/A      N/A
Dec 1930        N/A      N/A      N/A     N/A      5.30
Dec 1931        N/A      N/A      N/A     N/A      5.10
Dec 1932        N/A      N/A      N/A     N/A      4.10
Dec 1933        N/A      N/A      N/A     N/A      3.40
Dec 1934        N/A      N/A      N/A     N/A      3.50
Dec 1935        N/A      N/A      N/A     N/A      3.10
Dec 1936        N/A      N/A      N/A     N/A      3.20
Dec 1937        N/A      N/A      N/A     N/A      3.50
Dec 1938        N/A      N/A      N/A     N/A      3.50
Dec 1939        N/A      N/A      N/A     N/A      3.40
Dec 1940        N/A      N/A      N/A     N/A      3.30
Dec 1941        N/A      N/A      N/A     N/A      3.10
Dec 1942        N/A      N/A      N/A     N/A      3.00
Dec 1943        N/A      N/A      N/A     N/A      2.90
Dec 1944        N/A      N/A      N/A     N/A      2.80
Dec 1945        N/A      N/A      N/A     N/A      2.50
Dec 1946        N/A      N/A      N/A     N/A      2.20
Dec 1947        N/A      N/A      N/A     N/A      2.30
Dec 1948        N/A      N/A      N/A     N/A      2.30
Dec 1949        N/A      N/A      N/A     N/A      2.40
Dec 1950        N/A      N/A      N/A     N/A      2.50
Dec 1951        N/A      N/A      N/A     N/A      2.60
Dec 1952        N/A      N/A      N/A     N/A      2.70
Dec 1953        N/A      N/A      N/A     N/A      2.80
Dec 1954        N/A      N/A      N/A     N/A      2.90
Dec 1955        N/A      N/A      N/A     N/A      2.90
Dec 1956        N/A      N/A      N/A     N/A      3.00
Dec 1957        N/A      N/A      N/A     N/A      3.30
Dec 1958        N/A      N/A      N/A     N/A      3.38
Dec 1959        N/A      N/A      N/A     N/A      3.53
Dec 1960        N/A      N/A      N/A     N/A      3.86
Dec 1961        N/A      N/A      N/A     N/A      3.90
Dec 1962        N/A      N/A      N/A     N/A      4.08
Dec 1963        N/A      N/A      N/A     N/A      4.17
Dec 1964        N/A      N/A      N/A     N/A      4.19
Dec 1965        N/A      N/A      N/A     N/A      4.23
Dec 1966        N/A      N/A      N/A     N/A      4.45
Dec 1967        N/A      N/A      N/A     N/A      4.67
Dec 1968        N/A      N/A      N/A     N/A      4.68
Dec 1969        N/A      N/A      N/A     N/A      4.80

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account
          Bank Savings Account

Dec 1970        N/A      N/A      N/A     N/A      5.14
Dec 1971        N/A      N/A      N/A     N/A      5.30
Dec 1972        8.01     N/A      N/A     N/A      5.37
Dec 1973       -15.52    N/A      N/A     N/A      5.51
Dec 1974       -21.40    N/A      N/A     N/A      5.96
Dec 1975        19.30    N/A      N/A     N/A      6.21
Dec 1976        47.59    N/A      N/A     N/A      6.23
Dec 1977        22.42    N/A      N/A     N/A      6.39
Dec 1978        10.34    N/A      13.04   N/A      6.56
Dec 1979        35.86    43.09    70.81   N/A      7.29
Dec 1980        24.37    38.58    22.08   N/A      8.78
Dec 1981         6.00     2.03     7.18   N/A     10.71
Dec 1982        21.60    24.95    24.47   22.68   11.19
Dec 1983        30.64    29.13    27.61   26.10    9.71
Dec 1984        20.93    -7.30    20.64    1.18    9.92
Dec 1985        19.10    31.05    22.20   35.58    9.02
Dec 1986        19.16     5.68    20.30   16.21    7.84
Dec 1987        -3.64    -8.77    -7.86   -2.03    6.92
Dec 1988        13.49    24.89    24.18   20.87    7.20
Dec 1989         8.84    16.24     2.37   35.54    7.91
Dec 1990       -15.35   -19.51   -33.46   -5.12    7.80
Dec 1991        35.7     46.05    20.03    50.1    4.61
Dec 1992        14.59    18.41     7.36    11.91   2.89
Dec 1993        19.65    18.91    15.24    13.96   2.73
Dec 1994         3.17    -1.82     1.64    -3.57   4.96
Dec 1995        15.27    28.44    13.65    30.94   5.24

Source:  Ibbotson Associates

                                   APPENDIX B

                            OTHER PIONEER INFORMATION

         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

         As of December 31, 1995, PMC employed a professional investment staff of 44, with a combined average of 15 years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1995, were approximately $12 billion representing 982,369 shareholder accounts - 637,060 non-retirement accounts and 345,309 retirement accounts.

                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a) Financial Statements:

         The financial statements of the Registrant have been incorporated by reference into Parts A (in part) and B from the 1995 Annual Report to Shareholders dated September 30, 1995.

         (b) Exhibits:


              1.     Agreement and Declaration of Trust

              2.     By-Laws


              3.     None


              4.     Specimen Share Certificate

              5.     Management Contract

              6.1    Underwriting Agreement

              6.2    Form of Dealer Sales Agreement


              7.     None


              8.     Form of Custodian Agreement with Brown Brothers Harriman &
                     Co.

              9.     Investment Company Service Agreement

              10.    Legal Opinion of Morris, Nichols, Arsht & Tunnell


              11.    Consent of Arthur Andersen LLP

              12.    None


              13.    Form of Stock Purchase Agreement*


              14.    None

              15.1   Class A Distribution Plan

              15.2   Class B Distribution Plan

              15.3   Class C Distribution Plan


              16.    Description of Average Annual Total Return*

              17.    Financial Data Schedule


              18.    Multiple Class Plan Pursuant to Rule 18f-3


              19.    Powers of Attorney

------------------------


         * Previously filed. Incorporated by reference from the exhibits filed with the Registration Statement (File No. 2-79140), as amended, of the Registrant.



Item 25. Persons Controlled By or Under
         Common Control With Registrant

         The Pioneer Group, Inc., a publicly-traded Delaware corporation ("PGI"), owns 100% of the outstanding capital stock of Pioneering Management Corporation, a Delaware corporation ("PMC"), Pioneering Services Corporation ("PSC"), Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Capital Corporation ("PCC"), Pioneer Fonds Marketing GmbH ("GmbH"), Pioneer SBIC Corp. ("SBIC"), Pioneer Associates, Inc., Pioneer International Corporation, Pioneer Plans Corporation ("PPC"), Pioneer Goldfields Limited ("PGL"), and Pioneer Investments Corporation ("PIC"), all Massachusetts corporations. PGI also owns 100% of the outstanding capital stock of Pioneer Metals and Technology, Inc. ("PMT"), a Delaware corporation, Pioneer Fonds Marketing GmbH, a German corporation, and Pioneer First Polish Trust Fund Joint Stock Company ("First Polish"), a Polish corporation. PGI owns 90% of the outstanding shares of Teberebie Goldfields Limited ("TGL"). Pioneer Fund, Pioneer Europe Fund, Pioneer II, Pioneer U.S. Government Trust, Pioneer Bond Fund, Pioneer Intermediate Tax-Free Fund, Pioneer Growth Trust, Pioneer International Growth Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust, and the Registrant (each of the foregoing are Massachusetts business trusts); Pioneer Real Estate Shares, Pioneer Interest Shares, Inc. (a Nebraska corporation); and Pioneer Growth Shares, Pioneer Money Market Trust, Pioneer Income Fund, Pioneer Emerging
Markets Fund, Pioneer India Fund, Pioneer Small Company Fund and Pioneer Tax-Free Income Fund (each of the foregoing are Delaware business trusts) are all parties to management contracts with PMC. PCC owns 100% of the outstanding capital stock of SBIC. SBIC is the sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership. John F. Cogan, Jr. owns approximately 15% of the outstanding shares of PGI. Mr. Cogan is Chairman of the Board, President and Trustee of the Registrant and of each of the Pioneer mutual funds; Director and President of PGI; President and Director of PPC, PIC, Pioneer International Corporation and PMT; Director of PCC and PSC; Chairman of the Board and Director of PMC, PFD and TGL; Chairman, President and Director of PGL; Chairman of the Supervisory Board of GmbH; Chairman and Member of Supervisory Board of First Polish and Chairman and Partner, Hale and Dorr.


Item 26. Number of Holders of Securities


         At December 31, 1995, there were approximately [63,328] holders of the Registrant's shares.



Item 27. Indemnification


         Except for the Declaration of Trust dated January 12, 1996, establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.



Item 28. Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2;

         (b) Section IV, Business Background, of each Schedule D.


Item 29. Principal Underwriter

         (a) See Item 25 above.

         (b) Directors and Officers of PFD:

                           Positions and Offices        Positions and Offices
Name                       with Underwriter             with Registrant

John F. Cogan, Jr.         Director and Chairman        Chairman of the Board,
                                                        President and Trustee

Robert L. Butler           Director and President       None


David D. Tripple           Director                     Executive Vice-President
                                                        and Trustee

Steven M. Graziano         Senior                       None
                           Vice President

Stephen W. Long Senior     Vice President               None


John W. Drachman           Vice President               None

Barry G. Knight            Vice President               None

William A. Misata          Vice President               None

Anne W. Patenaude          Vice President               None

Elizabeth B. Rice          Vice President               None

Gail A. Smyth              Vice President               None

Constance D. Spiros        Vice President               None

Marcy L. Supovitz          Vice President               None

Steven R. Berke            Assistant                    None
                           Vice President

Mary Sue Hoban             Assistant                    None
                           Vice President

William H. Keough          Treasurer                    Treasurer

Roy P. Rossi               Assistant Treasurer          None

Joseph P. Barri            Clerk                        Secretary

Robert P. Nault            Assistant Clerk              Assistant Secretary


                  (c)      Not applicable.

Item 30. Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.


Item 31. Management Services

         The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.


Item 32. Undertaking

         (a) Not applicable.

         (b) Not applicable.

         (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 21 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 31st day of January, 1996.



                                       PIONEER MID-CAP FUND



                                       By:________________________________
                                          John F. Cogan, Jr.
                                          Chairman and President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


           Signature                                    Title



                                                  Chairman of the Board      )
John F. Cogan, Jr.                                and President              )
                                                  (Principal Executive       )
                                                  Officer)                   )
                                                                             )
                                                                             )
William H. Keough*                                Chief Financial Officer    )
William H. Keough                                 and Treasurer (Principal   )
                                                  Financial and Accounting   )
                                                  Officer)                   )
Trustees:                                                                    )
                                                                             )
                                                                             )
John F. Cogan, Jr.                                                           )
                                                                             )

                                                                             )
                                                                             )
Richard H. Egdahl, M.D.*                                                     )
Richard H. Egdahl, M.D.                                                      )
                                                                             )
                                                                             )
                                                                             )
Margaret B. W. Graham*                                                       )
Margaret B. W. Graham                                                        )
                                                                             )
                                                                             )
                                                                             )
John W. Kendrick*                                                            )
John W. Kendrick                                                             )
                                                                             )
                                                                             )
                                                                             )
Marguerite A. Piret*                                                         )
Marguerite A. Piret                                                          )
                                                                             )
                                                                             )
                                                                             )
David D. Tripple*                                                            )
David D. Tripple                                                             )
                                                                             )
                                                                             )
                                                                             )
Stephen K. West*                                                             )
Stephen K. West                                                              )
                                                                             )
                                                                             )
                                                                             )
John Winthrop*                                                               )
John Winthrop                                                                )
                                                                             )
                                                                             )



*By:_____________________                 Dated:  January 31, 1996
    John F. Cogan, Jr.
    Attorney-in-fact

                                  Exhibit Index


Exhibit
Number   Document Title



1.   Declaration of Trust

2.   By-Laws

4.   Specimen Share Certificate

5.   Management Contract

6.1  Underwriting Agreement

6.2  Form of Dealer Sales Agreement

8.   Form of Custodian Agreement with Brown Brothers Harriman & Co.

9.   Investment Company Service Agreement

10.  Legal Opinion of Morris, Nichols, Arsht & Tunnell

11.  Consent of Arthur Andersen LLP

15.1 Class A Distribution Plan

15.2 Class B Distribution Plan

15.3 Class C Distribution Plan

17.  Financial Data Schedule

18.  Multiple Class Plan Pursuant to Rule 18f-3

19.  Powers of Attorney